Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:	Joe Bass (615) 743-8219 joe.bass@pnfp.com	Tiffany Capuano (678) 784-7111 tiffany.capuano@synovus.com

PINNACLE AND SYNOVUS COMPLETE MERGER TO BECOME
REGIONAL BANK GROWTH CHAMPION
$117.2 billion bank to deliver accelerated growth through proven hiring and client service models; clients to be served through Pinnacle and Synovus brands through conversion

ATLANTA, Jan. 2, 2026 – Pinnacle Financial Partners, Inc. (NYSE: PNFP), a Georgia corporation, today announced the completion of the merger of Pinnacle Financial Partners, Inc., a Tennessee corporation, and Synovus Financial Corp., a Georgia corporation, with the combined firm now operating as one bank holding company under the name Pinnacle Financial Partners, Inc. Following the bank holding company merger, Pinnacle Bank became a member bank of the Federal Reserve System and Synovus Bank merged into Pinnacle Bank, with Pinnacle Bank as the surviving bank in the bank merger. The combined Pinnacle Bank will operate under both the Pinnacle and Synovus brands, consolidating under the Pinnacle brand in early 2027.
The newly combined bank holding company had an estimated pro forma combined $117.2 billion in assets, deposits of $95.7 billion and loans of $80.4 billion, all as of Sept. 30, 2025. The firm now operates more than 400 locations in nine states throughout the Southeast and Atlantic coast, along with multiple banking specialties with nationwide scope. The headquarters of the combined holding company will be in Atlanta, Georgia, and the headquarters of the combined bank will be in Nashville, Tennessee.
“This merger unites two trusted legacies to create one bright future,” said Kevin Blair, chief executive officer and president of Pinnacle Financial Partners, Inc. “Thanks to the incredible work of our team members and partners, we’re now more than 8,000 strong and building the bank of the future from a position of strength—with a shared goal to be the best financial services firm and the best place to work in the country.”
Integration teams have been working closely together to build the blueprint for Pinnacle’s future as a combined company. While bankers continue to serve clients and recruit top talent with little to no disruption, others will work behind the scenes to execute as seamless an integration effort as possible. Systems and brand conversions are expected in early 2027. Throughout, the primary goal will be to enhance the client experience. Full information on what clients can expect in 2026, along with merger updates, can be found at PNFP.com/Future and synovus.com/future.
The combined firm is one of the nation’s leading banks and positioned for accelerated growth by combining Pinnacle’s intensive recruiting model and banking culture with Synovus’s deep talent and capabilities.
“We are marrying the best of both our companies together so we can continue to win for our team members, clients and shareholders,” said Terry Turner, Pinnacle board chair. “Rob McCabe and I helped found this firm and led the team that built it into what it is today. As board chair, I’m bringing a founder’s mentality and 25 years of experience as CEO to bear in supporting Kevin and his team as they lead us into the next chapter.”
Turner is joined on the board by seven other directors from legacy Pinnacle and seven directors from Synovus. McCabe serves as chief banking officer, leading all bank teams in the Pinnacle model. A full list of the combined company’s directors and executive leaders can be found at PNFP.com/Leadership.
“The leadership team we’ve assembled is built to lead Pinnacle into the future as the fastest-growing, most profitable regional bank in the nation,” said Blair. “By bringing our organizations together, we gain scale while staying true to what matters most—creating long-term, trusted relationships. This merger is about growth with purpose, combining strength and heart to deliver scale with a soul.”
Under the terms of the merger agreement, each share of legacy Pinnacle common stock was converted into the right to receive an equal number of shares of common stock of new Pinnacle, while each share of Synovus common stock was converted into the right to receive 0.5237 shares of new Pinnacle common stock. Shares of the new Pinnacle will begin trading on the New York Stock Exchange on Jan. 2, 2026, under the ticker “PNFP,” with legacy Pinnacle and Synovus delisted from the Nasdaq and NYSE, respectively.
The merger was announced July 24, 2025, with shareholder approval obtained on Nov. 6 and bank regulatory approvals received on Nov. 25 and 26. With all closing conditions met, the merger of the bank holding companies into Pinnacle Financial Partners, Inc. was completed on Jan. 1, 2026, and the bank merger was completed on Jan. 2, 2026.

About Pinnacle Financial Partners, Inc.
Pinnacle Financial Partners, Inc. (“Pinnacle”) is a $117.2 billion asset regional bank which provides a full range of banking, investment, trust, mortgage and insurance products and services for commercial and consumer clients who want a comprehensive relationship with their financial institution. The firm joined forces with Synovus Financial Corp. in 2026, bringing together more than 160 years of combined banking service. Pinnacle is the largest bank headquartered in Tennessee and the largest bank holding company headquartered in Georgia. The firm is No. 1 in deposit market share* in the Nashville MSA and No. 4 in the Atlanta MSA with offices in Tennessee, Georgia, Florida, North Carolina, South Carolina, Alabama, Kentucky, Virginia and Maryland.
Pinnacle is an employer of choice for financial services professionals. The firm is No. 9 in FORTUNE magazine’s 2025 list of 100 Best Companies to Work For® in the U.S., its ninth consecutive appearance. Pinnacle was also recognized by American Banker as No. 4 among America’s Best Banks to Work For in 2025, its 13th consecutive year on the list, and No. 1 among banks with more than $10 billion in assets. Learn more about Pinnacle at PNFP.com.

*As of June 30, 2025, according to FDIC data.

Forward-Looking Statements
This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements with respect to Pinnacle’s beliefs, plans, objectives, goals, targets, expectations, anticipations, assumptions, estimates, intentions, and future performance and involve known and unknown risks, many of which are beyond Pinnacle’s control and which may cause Pinnacle’s actual results, performance, or achievements or the financial services industry or economy generally, to be materially different from future results, performance, achievements expressed or implied by such forward-looking statements, and other statements that are not historical facts. You can identify these forward-looking statements through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Pinnacle’s future businesses and financial performance and/or the performance of the banking industry and economy in general.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Pinnacle to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Pinnacle and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Pinnacle’s ability to control or predict. These factors include, but are not limited to, risks related to the recently completed business combination transaction between Synovus Financial Corp., a Georgia corporation (“Synovus”) and Pinnacle Financial Partners, Inc., a

Tennessee corporation (“Legacy Pinnacle”), including, among others, (1) the risk that the cost savings and synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, (2) the risk that the integration of Legacy Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (3) the amount of the costs, fees, expenses and charges related to the transaction, (4) reputational risk and the reaction of Synovus’ and Legacy Pinnacle’s customers, suppliers, employees or other business partners to us as the combined company, (5) risks related to management and oversight of the expanded business and operations of the combined company, (6) the possibility the combined company is subject to additional regulatory requirements as a result of the transaction or expansion of the combined company’s business operations, including as a result of the combined company’s status as a “large financial institution” for regulatory purposes, and (7) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against the combined company. Additional factors which could affect future results of Pinnacle can be found in Pinnacle’s periodic filings with the Securities and Exchange Commission (the “SEC”), including in annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K under the captions “Forward-Looking Statements” and “Risk Factors.” Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Pinnacle does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

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